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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2000
                                                         ----------------

                         Commission File No. 001-12392
                                             ---------

                           NATIONAL DATA CORPORATION
                           -------------------------
              (Exact name of registrant as specified in charter)

                      DELAWARE                   59-0977458
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          (State or other jurisdiction of       (IRS Employer
           incorporation or organization)    Identification Number)

         National Data Plaza, Atlanta, Georgia        30329-2010
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         (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (404) 728-2000
                                                   --------------

                                     NONE
                                     ----
            (Former name, former address and former fiscal year, if
                           changed since last year)
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Item 7.  Financial Statements and Exhibits
------------------------------------------

     (c) 99.1 Selected portions from Amendment No. 2 to Global Payments Inc. Registration Statement on Form 10.

Item 9.  Regulation FD Disclosure
---------------------------------

     Selected portions of Amendment No. 2 to the Global Payments Inc. Registration Statement are filed herewith as Exhibit 99.1 and incorporated into this Item 9 by this reference.


                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NATIONAL DATA CORPORATION
                                -------------------------
                                       (Registrant)

                                By: /s/ David H. Shenk
                                -------------------------
                                David H. Shenk
                                Interim Chief Financial Officer
                                (Principal Financial Officer
                                and Chief Accounting Officer)
Date:  November 9, 2000
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